SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 15, 2006
LEAP WIRELESS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29752	33-0811062

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2

Item 1.01 Entry into a Material Definitive Agreement;
Item 8.01 Other Events.
     On August 15, 2006, Leap Wireless International, Inc., or Leap, in connection with a public offering of Leap common stock, entered into a forward sale agreement with each of Goldman Sachs Financial Markets, L.P., or GSFM, and Citibank, N.A., or Citibank. The forward sale agreements, which became effective on August 21, 2006, provided for physical, cash or net stock settlement on up to five settlement dates to be specified at Leap’s discretion, subject to certain conditions relating to securities law compliance, share price and trading volumes. The initial forward sale price under the forward sale agreements was $40.11 per share, subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread of 1.0%. Each of GSFM and Citibank had the right to accelerate its forward sale agreement upon the occurrence of certain events.
     As previously disclosed in a Current Report on Form 8-K filed on October 17, 2006, which disclosure is incorporated herein by reference, on October 16, 2006, Leap issued and delivered to GSFM and Citibank an aggregate of 6,188,000 shares of Leap common stock, $0.0001 par value per share, in connection with the physical settlement of a portion of the forward sale agreements. As a result of this settlement, Leap received aggregate cash proceeds in the amount of $249.9 million.
     On October 25, 2006, Leap issued and delivered to GSFM and Citibank an aggregate of a further 252,000 shares of Leap common stock, $0.0001 par value per share, in connection with the physical settlement of the remainder of Leap’s forward sale agreements. As a result of this additional settlement, Leap received aggregate cash proceeds in the amount of $10.2 million. Leap intends to use the proceeds from this additional settlement for general corporate purposes, including future expenditures for the build-out and launch of wireless licenses.
     As of October 25, 2006 and after giving effect to the issuance of the 252,000 shares of Leap common stock under the forward sale agreements described above, Leap had a total of 67,763,650 shares of its common stock issued and outstanding.
     GSFM and Citibank, or their respective affiliates, were also initial purchasers in connection with the sale of unsecured 9.375% Senior Notes of Cricket due 2014, acted as joint lead arrangers for our Amended and Restated Credit Agreement dated as of June 16, 2006, were lenders under our Bridge Credit Agreement dated as of August 8, 2006, and have performed financial advisory, investment banking and commercial banking services in the ordinary course of business to us for which they have received customary fees and expenses.
     The description of the forward sale agreements contained in this Item 1.01 and Item 8.01 is qualified in its entirety by reference to the full text of the forward sale agreements, copies of which are being filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2.
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS
     This Current Report on Form 8-K contains “forward-looking statements” as defined by federal securities laws, with respect to our business and our expectations or beliefs concerning future events. Such forward-looking statements include discussions of our business strategies and expectations concerning future operations, liquidity and capital resources. In addition, in certain portions of this Current Report on Form 8-K, the words: “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” and similar expressions, as they relate to us and our management, are intended to identify forward-looking statements. Although we believe that such forward-looking statements are reasonable, we cannot assure you that any forward-looking statements will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others:
•	our ability to attract and retain customers in an extremely competitive marketplace;

•	changes in economic conditions that could adversely affect the market for wireless services;

•	the impact of competitors’ initiatives;

•	our ability to successfully implement product offerings and execute market expansion plans;

•	failure of the FCC to approve the transfers to Denali Spectrum License, LLC and to our wholly owned subsidiary Cricket Licensee (Reauction), Inc. of the wireless licenses for which they were named winning bidders in Auction #66;

•	our ability to attract, motivate and retain an experienced workforce;

•	our ability to comply with the covenants in our senior secured credit agreement, our bridge loan facility and in any future credit agreement, indenture or similar instrument;

•	failure of network or information technology systems to perform according to expectations; and

•	other factors detailed in the section entitled “Risk Factors” included in our Quarterly Report on Form 10-Q for the three months ended June 30, 2006, and in our other filings with the Securities and Exchange Commission.
     All future written and oral forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Current Report on Form 8-K. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, you are cautioned not to place undue reliance on the forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Confirmation of Forward Sale Transaction, dated August 15, 2006, by and between Leap Wireless International, Inc. and Goldman Sachs Financial Markets, L.P.

4.2	Confirmation of Forward Sale Transaction, dated August 15, 2006, by and between Leap Wireless International, Inc. and Citibank, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: October 27, 2006	By	/s/ ROBERT J. IRVING, JR.

Name: Robert J. Irving, Jr.
Title: Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Confirmation of Forward Sale Transaction, dated August 15, 2006, by and between Leap Wireless International, Inc. and Goldman Sachs Financial Markets, L.P.

4.2	Confirmation of Forward Sale Transaction, dated August 15, 2006, by and between Leap Wireless International, Inc. and Citibank, N.A.